UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2014

     First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

   South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

   (803) 951-2265

(Registrant's Telephone Number, Including Area Code)

   Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition.

On April 16, 2014, First Community Corporation (the “Company”), holding company for First Community Bank, issued a press release announcing its financial results for the period ended March 31, 2014. The Company announced that the Board of Directors has approved a cash dividend for the first quarter of 2014. The Company will pay a $0.06 per share dividend to holders of the Company’s common stock. This dividend is payable on May 12, 2014, to shareholders of record as of April 30, 2014.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01. Other Events.

The information set forth in Item 2.02 of the Current Report on Form 8-K is incorporated by reference in this Item 8.01.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Item	Exhibit

99.1	Earnings Press Release for the period ended March 31, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ Joseph G. Sawyer
Name:	Joseph G. Sawyer
Title:	Chief Financial Officer

Dated: April 16, 2014

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Exhibit List

99.1 Earnings Press Release for the period ended March 31, 2014.

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